Third Quarter 2023 Results Investor Supplemental Materials Luna Innovations Incorporated © 1 November 14, 2023

Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding its technological and product capabilities, market growth and its market position, sales wins, revenue growth, customer activity, engagement and prospects, recurring sales, margin, and the company's future financial performance, including guidance. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, customer relationships, failure of demand for the company’s products and services to meet expectations, failure to penetrate target markets or of those markets to grow and expand, technological, operational and strategic challenges, integration of acquisitions, global supply chain issues, geopolitical and economic factors and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, November 14, 2023, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA and Adjusted EPS, which are non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Net Income to Adjusted EBITDA and Net Income to Adjusted EPS are included in the appendix to this presentation. Luna Innovations Incorporated © 2

Speakers Luna Innovations Incorporated © 3 Scott Graeff President & Chief Executive Officer Brian Soller Chief Technology Officer & EVP, Corporate Development George Gomez-Quintero Chief Financial Officer & EVP, Finance

Why Luna? Our investment thesis Luna Innovations Incorporated © 4 Enabling the future with fiber Proprietary measurement technology, offering unparalleled combination of resolution, accuracy and speed Customers in large, growing markets: Infrastructure, Energy, Defense, Communications, Automotive & Aerospace Aligned with macro trends in Energy, Infrastructure, Transport, Communications and more Robust IP portfolio with over 700 patents owned or in-licensed Attractive capital deployment, funded all investments internally; disciplined M&A Leverage: Scalable platforms, processes and people in place

Third Quarter FY2023 Results Luna Innovations Incorporated © 5

Third Quarter 2023: Key Financial Results • Revenue of $30.7M; up 5% year over year • Gross margin of 57%, compared to 58% for the prior year • Net income of $0.5M, compared to net income of $1.2M for the prior year • Adjusted EBITDA1 of $4.2M, compared to $4.5M for the prior year • Adjusted EPS1 of $0.07, compared to $0.09 for the prior year Luna Innovations Incorporated © 6 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

Third Quarter 2023 and Recent Highlights • Named George Gomez-Quintero as Chief Financial Officer • Awarded a multi-year service contract for system deployed on the largest fiber-optic monitoring solution ever installed • Secured multiple sales of seismic monitoring DAS instruments to American seismic labs and the U.S. government • Secured $1.5M+ in new orders for DAS and DTS systems for pipeline monitoring from the largest energy company in the UAE • Renewed global supply partnership agreement for infrastructure monitoring with one of the world's largest multinational conglomerates • Successfully deployed fiber optic-sensing based traffic monitoring for the Utah Department of Transportation Luna Innovations Incorporated © 7 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

Revenue has been driven by strong organic growth, supplemented by efficient M&A Luna Innovations Incorporated © 8 1Results exclude Luna Labs Revenue1 (millions) 2023 guidance: $120M - $125M

We have delivered solid AEBITDA, while internally funding many initiatives Luna Innovations Incorporated © 9 1Results exclude Luna Labs 2 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in this presentation. FY23 guidance: $14M - $18M Adjusted EBITDA1, 2 (millions)

Balance Sheet • Balance sheet on September 30, 2023: – $165.1M in total assets o $6.0M in cash and cash equivalents o $65.2M in working capital • Total debt of $31.9M outstanding Luna Innovations Incorporated © 10

2023 Guidance1 Luna Innovations Incorporated © 11 Full-year total revenue $120M - $125M Full-year adjusted EBITDA $14M - $18M 1 The outlook above does not include any future acquisitions, divestitures or unanticipated events..

Appendix Luna Innovations Incorporated © 12

Reconciliation of Net Income/(Loss) to Adjusted EBITDA Luna Innovations Incorporated © 13 AP PE N D IX 1 Other non-recurring charges primarily include facility consolidation, one-time insurance deductible, etc. (in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Reconciliation of EBITDA and Adjusted EBITDA (Unaudited) (Unaudited) Net income/(loss) $ 461 $ 1,196 $ (2,977) $ 8,426 Net income/(loss) from discontinued operations — 28 (1,038) 11,543 Net income/(loss) from continuing operations 461 1,168 (1,939) (3,117) Interest expense, net 613 218 1,566 442 Investment income — Income tax expense/(benefit) 193 165 (527) Depreciation and amortization 1,353 1,299 4,092 3,993 EBITDA 2,620 2,850 2,996 791 Share-based compensation 1,046 1,027 3,219 3,027 Integration and transaction expense 59 184 308 2,184 Amortization of inventory step-up — 134 — 391 Other non-recurring charges (1) 447 349 1,236 1,057 Adjusted EBITDA $ 4,172 $ 4,544 $ 7,759 $ 7,450

Reconciliation of Net Income/(Loss) to Adjusted EPS Luna Innovations Incorporated © 14 AP PE N D IX 1 Other non-recurring charges primarily include facility consolidation, insurance one-time deductible, etc. (in thousands) Three Months Ended September 30, Nine Months Ended September 30, 2023 2022 2023 2022 Reconciliation of Net (Loss)/Income to Adjusted EPS (Unaudited) (Unaudited) Net income/(loss) $ 461 $ 1,196 $ (2,977) $ 8,426 Net income/(loss) from discontinued operations — 28 (1,038) 11,543 Net income/(loss) from continuing operations 461 1,168 (1,939) (3,117) Share-based compensation 1,046 1,027 3,219 3,027 Integration and transaction expense 59 184 308 2,184 Amortization of intangible assets 929 988 2,839 2,793 Amortization of inventory step-up — 134 — 391 Other non-recurring charges (1) 447 349 1,236 1,057 Income tax effect on adjustments (620) (671) (1,901) (2,363) Adjusted income from continuing operations $ 2,322 $ 3,179 $ 3,762 $ 3,972 Adjusted EPS $ 0.07 $ 0.09 $ 0.11 $ 0.12 Adjusted weighted average shares: Diluted 35,219 34,105 33,632 32,492 Luna I novations Incorporated ©

Historical Quarterly Results Luna Innovations Incorporated © 15 AP PE N D IX (in thousands) Three months ended September 30, 2022 December 31, 2022 March 31, 2023 June 30, 2023 September 30, 2023 Revenue $ 29,153 $ 31,702 $ 25,045 $ 29,164 $ 30,703 Cost of revenue 12,234 12,367 10,072 12,299 13,074 Gross profit 16,919 19,335 14,973 16,865 17,629 Gross margin 58% 61% 60% 58% 57 % Operating expense: Selling, general and administrative 12,065 13,292 13,207 13,279 12,770 Research, development and engineering 2,204 2,853 2,817 2,722 2,719 Amortization of intangible assets 988 1,238 992 918 929 Integration and deal related expenses 184 488 89 160 59 Total operating expense 15,441 17,871 17,105 17,079 16,477 Operating income/(loss) $ 1,478 $ 1,464 $ (2,132) $ (214) $ 1,152